                     NAVISTAR FINANCIAL 1997-B OWNER TRUST

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                    SELLER

                        NAVISTAR FINANCIAL CORPORATION

                                   SERVICER

                              SUBJECT TO REVISION

                       TERM SHEET DATED OCTOBER 20, 1997



Underwriters of the Class A Notes
CREDIT SUISSE FIRST BOSTON
    BANCAMERICA ROBERTSON STEPHENS
        CHASE SECURITIES INC.
            FIRST CHICAGO CAPITAL MARKETS, INC.
                 J.P. MORGAN & CO.
                       NATIONSBANC MONTGOMERY SECURITIES, INC.

Underwriter of the Class B Notes
CREDIT SUISSE FIRST BOSTON

PROCEEDS OF THE ASSETS OF THE TRUST AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT, THE NEGATIVE CARRY ACCOUNT AND THE PRE-FUNDING ACCOUNT ARE THE SOLE SOURCES OF PAYMENTS ON THE NOTES. NONE OF THE NOTES REPRESENTS AN INTEREST IN OR OBLIGATION OF, OR IS INSURED OR GUARANTEED BY, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OF THEIR RESPECTIVE AFFILIATES.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 1997-B OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 1997-B OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE NOTES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE PROSPECTUS SUPPLEMENT HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                        $500,000,000 Asset Backed Notes

                     Navistar Financial 1997-B Owner Trust
               Navistar Financial Retail Receivables Corporation
                                    Seller
                        Navistar Financial Corporation
                                   Servicer

                              Subject to Revision

                       Term Sheet Dated October 20, 1997

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Prospectus Supplement and the Prospectus. A final Prospectus and Prospectus Supplement may be obtained by contacting Ruben Avilez at (212) 325-9274.

Issuer......................  Navistar Financial 1997-B Owner Trust, a Delaware
                              business trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement.

Seller......................  Navistar Financial Retail Receivables Corporation.

Servicer....................  Navistar Financial Corporation.

Indenture Trustee...........  The Bank of New York, as trustee under the
                              Indenture.

Owner Trustee...............  Chase Manhattan Bank Delaware, as owner trustee under the Owner Trust Agreement.

The Notes...................  The Trust will issue Notes as follows:

                              Class A-1 ____% Asset Backed Notes in the aggregate principal amount of $107,000,000 (the "CLASS A-1 NOTES").

                              Class A-2 ____% Asset Backed Notes in the aggregate principal amount of $94,000,000 (the "CLASS A-2 NOTES").

                              Class A-3 ____% Asset Backed Notes in the aggregate principal amount of $132,000,000 (the "CLASS A-3 NOTES").

                              Class A-4 ______% Asset Backed Notes in the aggregate principal amount of $149,500,000 (the "CLASS A-4 NOTES"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "CLASS A NOTES").

                              Class B ____% Asset Backed Notes in the aggregate principal amount of $17,500,000 (the "CLASS B NOTES"; together with the Class A Notes, the "NOTES").

                              The Class B Notes will be subordinated to the Class A Notes to the extent described herein and in the Prospectus Supplement.

                              The Trust will also issue Certificates (the
                              "CERTIFICATES"), which will not bear interest but will have certain rights in excess monies in the Reserve Account and certain other excess funds, that will initially be held by the Seller, the Servicer and/or one of their affiliates.

The Trust Property..........  The Trust Property will include a pool of Retail
                              Notes (the "RECEIVABLES"), certain monies due thereunder on and after (i) for the Initial Receivables, October 1, 1997 and (ii) for any Subsequent Receivables, the related Cutoff Date that is designated as such by the Seller, security interests in the vehicles financed thereby, certain other property and monies on deposit in certain accounts, including the Pre-Funding Account and the Negative Carry Account, and the proceeds thereof, the proceeds, if any, of Dealer Liability, NITC Purchase Obligations and any Guaranties, any proceeds from claims on certain insurance policies, the benefits of any lease assignments and certain rights of the Seller under the related Purchase Agreement and the related Custodian Agreement. The aggregate Starting Receivables Balance for the Initial Receivables is $408,527,638.36. Additional Retail Notes may be purchased by the Trust from the Seller from time to time on or before the January 1998 Distribution Date from funds on deposit in the Pre-Funding Account. The Initial Pre-Funded Amount is $91,472,361.64.

Terms of the Notes:           The principal terms of the Notes will be as
                              described below:

     A.  Interest...........  Class A-1 Notes:  ____%
                              Class A-2 Notes:  ____%
                              Class A-3 Notes:  ____%
                              Class A-4 Notes:  ____%
                              Class B Notes:    ____%

                              Interest on the Notes will accrue at the applicable Interest Rate from the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month, or, if any such day is not a business day, on the next succeeding business day, commencing on November 15, 1997 (each, a "DISTRIBUTION DATE"). Interest on the Class A-1 Notes and the Class A-2 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Interest on the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                              Interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on such Distribution Date has been paid in full. After an Event of Default and acceleration of the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     B.  Principal..........  Principal of the Class A Notes will be payable on each Distribution Date in an amount equal to the Class A Principal Distributable Amount for such Distribution Date as follows: 100% to the Class A-1 Notes until the CLass A-1 Notes are paid in full; thereafter, 100% to the Class A-2 Notes until the Class A-2 Notes are paid in full; thereafter, 100% to the Class A-3 Notes until the Class A-3 Notes are paid in full; and thereafter, 100% to the Class A-4 Notes until the Class A-4 Notes are paid in full.

                              The "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT" for a Distribution Date will be the Class A Noteholders' Percentage multiplied by the Principal Distributable Amount. The "CLASS A NOTEHOLDERS' PERCENTAGE" will generally be (i) 100% for each Distribution Date prior to the Distribution Date on which the Class A-1 Notes are paid in full,
                              (ii) the percentage(s) for the next Distribution Date (or, if necessary, two Distribution Dates) that will result in (a) first, the Class A-1 Notes being paid in full, (b) second, the Class B Notes being paid down until the principal balance of the Class B Notes equals 3.5% of the aggregate unpaid principal balance of all outstanding Notes after the Class A-1 Notes have been repaid, and (c) third, 96.5% of any remaining Principal Distributable Amount being paid to the Class A-2 Noteholders, and (iii) 96.5% thereafter. The "PRINCIPAL DISTRIBUTABLE AMOUNT" for the calendar month preceding a Distribution Date generally means the principal portion of all payments due with respect to the Receivables, the principal portion of all prepayments received and the principal balance of all Receivables repurchased by the Seller or purchased by the Servicer, each during such calendar month. If the amount on deposit in the Reserve Account on any Distribution Date is less than 1.00% of the Aggregate Starting Receivables Balance, then the Class A Noteholders' Percentage will be 100% until either the

                              Class A Notes are paid in full or the amount on deposit in the Reserve Account exceeds the Specified Reserve Account Balance.

                              No principal will be payable to the Class B
                              Noteholders until the Class A-1 Notes have been paid in full; thereafter, the Class B Noteholders will receive on each Distribution Date an amount equal to the Class B Principal Distributable Amount for the calender month preceding such Distribution Date. The "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" for a Distribution Date will be the Class B Noteholders' Percentage multiplied by the Principal Distributable Amount. The "CLASS B NOTEHOLDERS' PERCENTAGE" will generally be 100% minus the Class A Noteholders' Percentage. However, the Class B Noteholders' Percentage will be 0.0% under the circumstances described in the last sentence of the preceding paragraph.

                              After an Event of Default and acceleration of the Notes, principal payments will be made, first, among all of the Class A Noteholders ratably according to the amounts due and payable on the Class A Notes for principal until paid in full and, second, to the Class B Noteholders until paid in full.

                              Each class of Notes will be payable in full on the applicable Final Scheduled Distribution Date in the calendar month set forth below (however, the actual payment in full of any class of Notes could occur sooner):

                              Class A-1 Notes:       November 1998
                              Class A-2 Notes:       January 2000
                              Class A-3 Notes:       March 2001
                              Class A-4 Notes:       August 2004
                              Class B Notes:         August 2004

     C.  Mandatory
         Prepayment.........  The Class A-1 Notes will be prepaid in whole or in part on the Distribution Date on or immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on such date, after giving effect to the purchase of all Subsequent Receivables, including any such purchase on such date. Any such prepayment will be made in accordance with the priorities described above; provided, that if the remaining Pre-Funded Amount at the time of such prepayment exceeds $100,000, each class of Notes (including the Class B Notes) will be prepaid pro rata based on the initial principal balance of such class.

                              In addition, the Trust will be obligated to pay a Noteholders' Prepayment Premium to be described in the Prospectus Supplement with respect to each class of Notes (including the Class B Notes) in connection with such mandatory prepayment if the remaining Pre-Funded Amount at the time of such prepayment exceeds $100,000. The Trust's obligation to pay the Noteholders' Prepayment Premium will be limited to the pro rata portion (based on the initial principal balance of such class) of funds that are received from the Seller under the Pooling and Servicing Agreement as liquidated damages for the failure to deliver Subsequent Receivables (and the Seller's obligation to pay such liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC's failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of making such payment.

     D.  Redemption.........  If the Servicer exercises its option to purchase the Receivables when the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full and the Aggregate Receivables Balance declines to 10% or less of the Aggregate Starting Receivables Balance, the holders of the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, on any Distribution Date at a redemption price equal to the unpaid principal amount of such Notes, plus accrued and unpaid interest thereon.

                              The "AGGREGATE STARTING RECEIVABLES BALANCE" means the Starting Receivable Balances of the Initial Receivables plus the Starting Receivable Balances of all Subsequent Receivables as of the related Cutoff Date.

E.  Voting Rights...........  To the extent the Prospectus specifies certain circumstances under which the consent, approval, direction, or request of a specified percentage in principal amount of the outstanding Notes must be obtained, given or made, or under which such a specified percentage are permitted to take an action or give a notice, then such consent, approval, direction, request, action or notice shall be valid only if the holders of such specified percentage in principal amount of (a) all the outstanding Class A Notes and Class B Notes voting together as a single class and (b) the outstanding Class A Notes voting as a single class have voted to give such consent, approval, direction, request or notice, or take such action.

Priority of Distributions...  Distributions of the Total Available Amount to the
                              Noteholders and the Servicer will generally be distributed in the following order of priority on each Distribution Date: (i) the Servicing Fee and any unpaid Servicing Fee for prior Distribution Dates ("TOTAL SERVICING FEE"); (ii) interest on the Class A Notes; (iii) interest on the Class B Notes; (iv) principal on the Class A Notes; and
                              (v) principal on the Class B Notes. Upon the occurrence of an Event of Default and the acceleration of the Notes, all principal and interest on the Class A Notes will be paid in full prior to making any further payments on or with respect to the Class B Notes.

Reserve Account.............  On the Closing Date $21,447,701.01 in cash or eligible investments will be deposited into the Reserve Account and on each date during the Funding Period on which Subsequent Receivables are to be transferred to the Trust, cash or eligible investments in an amount equal to at least 5.25% of the aggregate Starting Receivables Balance of such Receivables will be deposited into the Reserve Account. The Reserve Account will be increased on each Distribution Date by the deposit in the Reserve Account of amounts remaining after payment to the Servicer of the Total Servicing Fee and deposits to the Distribution Account of amounts to be distributed to Noteholders.

                              Amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on such Distribution Date) in excess of the Specified Reserve Account Balance specified in the Pooling and Servicing Agreement for such Distribution Date will be paid to the holders of the Certificates.

                              Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that the Available Amount (after payment of the Total Servicing Fee) is less than amounts payable on the Notes.

Pre-Funding Account.........  The Pre-Funding Account will be created with the deposit of $91,472,361.64 (the "INITIAL PRE-FUNDED AMOUNT"). During the Funding Period, the Seller will be obligated to sell to the Trust additional Receivables (the "SUBSEQUENT RECEIVABLES") having an aggregate principal balance equal to the Initial Pre-Funded Amount to the extent that such Subsequent Receivables have been acquired by the Seller from NFC, and to deposit the required amounts in the Reserve Account in connection with such purchase. The "FUNDING PERIOD" will be the period from and including the Closing Date until the earliest of (i) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to the purchase of all Subsequent Receivables, including any such purchase on such date) is less than $100,000, (ii) the occurrence of an Event of Default under the Indenture or a Servicer Default under the Pooling and Servicing Agreement, (iii) the occurrence of certain events of insolvency with respect to the Seller or the Servicer and (iv) the close of business on the January 1998 Distribution Date. Any amount remaining in the Pre-Funding Account at the end of the Funding Period will be payable as described in the prior discussion of Mandatory Prepayments.

Negative Carry Account......  The Negative Carry Account will be created with the deposit by the Seller of $___________ (the "NEGATIVE CARRY ACCOUNT INITIAL DEPOSIT"). On each Distribution Date, an amount equal to the Negative Carry Amount for such Distribution Date will be withdrawn from the Negative Carry Account and deposited in the Collection Account. Amounts on deposit in the Negative Carry Account in excess of the Required Negative Carry Account Balance will be released to the Seller on each Distribution Date, and all amounts remaining on deposit in the Negative Carry Account on the Distribution Date on or immediately following the last day of the Funding Period (after giving effect to all withdrawals therefrom on such Distribution Date) will be released to the Seller. The "NEGATIVE CARRY AMOUNT" means, as of any Distribution Date, the amount by which the total interest payable to the Noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The "REQUIRED NEGATIVE CARRY ACCOUNT BALANCE" means, as of any Distribution Date, the lesser of the amount then on deposit in the Negative Carry Account and the maximum negative carry amount for the remainder of the Funding Period, assuming no further withdrawals from the Pre-Funding Account and investment earnings on amounts on deposit therein at a rate of 2.5%.

Tax Status..................  In the opinion of Kirkland & Ellis, federal tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness. Each Noteholder by the acceptance of a Note will agree to treat the Notes as indebtedness.

ERISA Considerations........  Although there is little guidance on the subject, the Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by such Benefit Plan's fiduciary that the Notes are suitable investments for such Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment............  The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings.....................  It is a condition to the issuance of the Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, and the Class A-2, Class A-3 and Class A-4 Notes be rated in the highest rating category for long-term debt obligations, and the Class B Notes be rated in the "A" category or its equivalent, in each case, by at least one nationally recognized rating agency.


                             THE RECEIVABLES POOL

THE INITIAL RECEIVABLES

     The Receivables to be transferred to the Trust on the Closing Date (the "INITIAL RECEIVABLES") were originally acquired by Navistar Financial Corporation ("NFC") from (i) Navistar International Transportation Corp. ("NITC") dealers, (ii) other dealers, including those selling other manufacturers' vehicles and equipment and (iii) retail customers. Certain of the Initial Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly owned subsidiary of NFC, and will be repurchased by NFC from TRIP as of the Closing Date for resale to the Seller. The Initial Receivables were selected randomly for inclusion in the Receivables Pool from those Retail Notes in NFC's portfolio of owned Retail Notes which satisfied several criteria, including that each Initial Receivable (i) has a first payment due date on or before October 31, 1997, (ii) has an original term to maturity of 12 to 84 months and a remaining term to maturity of 12 to 72 months, (iii) provides for finance charges at an APR of no less than 7.00%, (iv) as of October 1, 1997, was not more than 60 days past due and (v) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

                    COMPOSITION OF THE INITIAL RECEIVABLES

                                                                                                WEIGHTED      WEIGHTED
  WEIGHTED AVERAGE         AGGREGATE                                               AVERAGE      AVERAGE       AVERAGE
 ANNUAL PERCENTAGE          STARTING              AGGREGATE          NUMBER       STARTING      ORIGINAL     REMAINING
RATE OF RECEIVABLES       RECEIVABLES        ORIGINAL PRINCIPAL        OF        RECEIVABLE     MATURITY      MATURITY
      (RANGE)               BALANCE                BALANCE         RECEIVABLES     BALANCE      (RANGE)       (RANGE)
-------------------       -----------        ------------------   ------------   ----------    ----------    ----------
     10.051%            $408,527,638.36       $447,876,741.19         7,805      $52,341.79    53.91 months  50.11 months
  (7.20%-25.00%)                                                                                (12 to 84     (12 to 72
                                                                                                 months)       months)

       DISTRIBUTION BY ANNUAL PERCENTAGE RATE OF THE INITIAL RECEIVABLES

                                                                                     PERCENTAGE OF
         ANNUAL PERCENTAGE              NUMBER OF        STARTING RECEIVABLES     AGGREGATE STARTING
            RATE RANGE                 RECEIVABLES             BALANCE            RECEIVABLES BALANCE
--------------------------------    ----------------   ------------------------ ----------------------
 7.00-8.49%.....................         1,191             $ 81,661,004.21                19.99%
 8.50-9.49%.....................         2,027              123,778,778.16                30.30%
 9.50-10.49%....................         1,495               86,507,275.22                21.18%
10.50-11.49%....................           811               39,895,110.85                 9.77%
11.50-12.49%....................           581               25,550,208.75                 6.25%
12.50-13.49%....................           518               21,561,370.95                 5.28%
13.50-14.49%....................           421               12,371,373.63                 3.03%
14.50-15.49%....................           342                8,103,933.47                 1.98%
15.50-16.49%....................           217                4,706,129.57                 1.15%
16.50-17.49%....................            71                1,547,143.20                 0.38%
17.50% & Over...................           131                2,845,310.35                 0.69%
     Total......................         7,805             $408,527,638.36               100.00%

         DISTRIBUTION BY REMAINING MATURITY OF THE INITIAL RECEIVABLES

                                                                                     PERCENTAGE OF
         ANNUAL PERCENTAGE              NUMBER OF        STARTING RECEIVABLES     AGGREGATE STARTING
              (Months)                 RECEIVABLES             BALANCE            RECEIVABLES BALANCE
--------------------------------    ----------------   ------------------------ ----------------------
 1-12...........................          161            $  2,951,318.43                  0.72%
13-24...........................        1,142              19,302,639.59                  4.73%
25-36...........................        1,467              54,046,923.30                 13.23%
37-48...........................        1,647              95,326,703.93                 23.33%
49-60...........................        2,829             198,269,833.11                 48.53%
61-66...........................           46               2,863,172.99                  0.70%
67 & Over.......................          513              35,767,047.01                  8.76%
     Total......................        7,805            $408,527,638.36                100.00%

             DISTRIBUTION BY PAYMENT TERMS OF INITIAL RECEIVABLES

                                                           PERCENTAGE OF
                                                        AGGREGATE STARTING
                    TYPE OF RECEIVABLE                  RECEIVABLES BALANCE
          -------------------------------------      ------------------------
          Equal Payment Fully Amortizing.......                55.47%
          Equal Payment Balloon................                15.02%
          Equal Payment Skip...................                 8.98%
          Level Principal Fully Amortizing.....                 6.15%
          Level Principal Balloon..............                 9.81%
          Level Principal Skip.................                 0.40%
          Other................................                 4.17%
               Total...........................               100.00%

     The Receivables Pool includes Receivables originated in 48 states and The District of Columbia. The following table sets forth the percentage of the aggregate Starting Receivables Balance of the Initial Receivables in the states with the largest concentration of Receivables. No other state accounts for more than 3.33% of the aggregate Starting Receivables Balance of the Initial Receivables. None of the Receivables were originated in Alaska or Hawaii.

              GEOGRAPHIC DISTRIBUTION OF THE INITIAL RECEIVABLES

                                          PERCENTAGE OF
                                            AGGREGATE
                                            STARTING
                                           RECEIVABLES
                    STATE(1)                 BALANCE
          --------------------------    -----------------
          Illinois..................            7.84%
          Texas.....................            7.44%
          Ohio......................            6.87%
          New York..................            5.83%
          California................            5.80%
          Florida...................            4.03%
          Indiana...................            4.00%
          Arkansas..................            3.48%
          Wisconsin.................            3.42%
          Other.....................           51.29%
               Total................          100.00%

_________
(1)  Based on billing addresses of the obligors on the Initial Receivables.

     No single obligor accounts for more than 1.74% of the aggregate Starting Receivables Balance of the Initial Receivables. As of October 1, 1997, approximately 75.28% of the aggregate Starting Receivables Balance of the Initial Receivables, constituting 63.72% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

THE SUBSEQUENT RECEIVABLES

     Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of certain conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated by NITC dealers, other dealers or NFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by APR, equipment type, payment frequency, average maturity, current Receivable Balance and geographic distribution, may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average APR of the Receivables in the Trust be not less than 9.50% and that the aggregate principal balance of all Receivables owing from any single Obligor not exceed 2% of the aggregate principal balance of the

Receivables in the Trust. Since the weighted average life of the Notes will be influenced by the rate at which the principal balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 72 months and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 54 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

                                 THE SERVICER

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

     Set forth below is certain information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on its entire portfolio of Retail Notes (including Retail Notes previously sold which NFC continues to service). Fluctuations in retail delinquencies, repossessions and losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables Pool will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and NITC separately in this table may not add to the amount shown for NFC and NITC combined.


                                                                                            NINE MONTHS
                                                                                            -----------
NFC RETAIL NOTES                                        YEAR ENDED OCTOBER 31,             ENDED JULY 31,
----------------                          ----------------------------------------------   --------------
                                           1992      1993     1994     1995     1996(1)    1996(1)    1997
                                          -------  --------  -------  -------  ---------  ---------  -------
                                                             ($ IN MILLIONS)
Gross Balance Outstanding at end of
   Period..........................       $1,330   $ 1,437   $1,653   $2,073   $2,282     $2,280     $2,238
Gross Balance Past Due as a
   Percentage of Gross Balance
   Outstanding at end of Period
     31-60 days....................         1.03%     0.67%    0.41%    2.43%    1.99%      2.43%      3.45%
     over 60 days..................         0.19%     0.09%    0.06%    0.09%    0.30%      1.36%      1.18%
Average Gross Balance of Retail
   Notes (13 month average)               $1,320   $ 1,341   $1,515   $1,809   $2,204     $2,182     $2,237
Net Losses (recoveries):
     NFC...........................       $  2.3   $  (0.1)  $  0.6   $  0.3   $  5.0     $  1.4     $  1.1
     NITC..........................         10.5       4.8      0.6      0.6      9.5        7.8        3.3
                                          ------------------------------------------------------------------
     Combined......................       $ 12.8   $   4.7   $  1.2   $  0.9   $ 14.5     $  9.2     $  4.4
Liquidations minus Net Losses......       $  794   $   713   $  790   $  833   $1,002     $  730     $  794
Net Losses (recoveries) as a
   Percentage of Liquidations
   minus Net Losses:
     NFC...........................         0.29%    (0.01)%   0.08%    0.04%    0.50%      0.19%      0.14%
     NITC..........................         1.32%     0.67%    0.07%    0.07%    0.95%      1.07%      0.42%
                                          ------------------------------------------------------------------
     Combined......................         1.61%     0.66%    0.15%    0.11%    1.45%      1.26%      0.56%
Net Losses (recoveries) as a
   Percentage of Average Gross
   Balance (2):
     NFC...........................         0.18%     0.00%    0.04%    0.02%    0.23%      0.08%      0.06%
     NITC..........................         0.79%     0.35%    0.04%    0.03%    0.43%      0.48%      0.20%
                                          ------------------------------------------------------------------
     Combined......................         0.97%     0.35%    0.08%    0.05%    0.66%      0.56%      0.26%
Repossessions as a Percentage of
   Average Gross Balance (2).......         3.70%     1.95%    0.97%    0.92%    3.15%      3.04%      1.97%

________
(1) The information presented herein for the year ended October 31, 1996 and the nine months ended July 31, 1996 includes the effect of the bankruptcy of one of NFC's largest obligors, with obligations under Retail Notes covering approximately 720 vehicles. As adjusted to eliminate the impact of that obligor's bankruptcy, the Combined Net Losses, Combined Net Losses as a Percentage of Liquidations minus Net Losses, Combined Net Losses as a Percentage of Average Gross Balance and Repossessions as a Percentage of Average Gross Balance for the year ended October 31, 1996 would have been $4.0 million, 0.39%, 0.18% and 1.64%, respectively, and for the nine months ended July 31, 1996 would have been $1.8 million, 0.25%, 0.11% and 1.52%, respectively.

(2)  July 31 figures have been annualized.


                      WEIGHTED AVERAGE LIFE OF THE NOTES

Prepayments on medium and heavy duty truck, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables.

As the rate of payment of principal of each class of Notes will depend on the rate of payment

(including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

The table captioned "Percent of Initial Note Principal Amount of the Offered Notes Remaining at Various ABS Percentages" (the "ABS TABLE") has been prepared on the basis of characteristics of the Receivables. The ABS Table assumes that
(i) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (iii) payments on the Notes are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month),
(iv) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and (v) the Servicer exercises its option to purchase the Receivables on the first Distribution Date on which it is permitted to do so, as described herein. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

The ABS Table also assumes that the Receivables have been aggregated into two hypothetical pools, the first pool being composed of the Initial Receivables ("INITIAL RECEIVABLES POOL") and the second pool being composed of the Subsequent Receivables ("SUBSEQUENT RECEIVABLES POOL"). The Initial Receivables Pool has an assumed Cutoff Date of October 1, 1997 and the Subsequent Receivables Pool has an assumed Cutoff Date of November 1, 1997, and the first distribution of principal in respect of each such pool is assumed to occur on November 15, 1997 for the Initial Receivables Pool and December 15, 1997 for the Subsequent Receivables Pool. Moreover, the ABS Table assumes that the Initial Receivables Pool and the Subsequent Receivables Pool have the following Aggregate Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable that has the following annual percentage rate, original maturity and remaining maturity:

                                  AGGREGATE
                                  STARTING          ANNUAL       ORIGINAL      REMAINING
                                 RECEIVABLES      PERCENTAGE     MATURITY      MATURITY
         POOL                      BALANCE           RATE      (IN MONTHS)    (IN MONTHS)
-------------------------      --------------   -------------  ------------  -------------
Initial Receivables Pool        $408,527,638.36     10.051%         54            50

Subsequent Receivables Pool       91,472,361.64     10.051%         54            54
                                ---------------
                                $500,000,000.00
                                ===============

The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 7.20% to 25.00%, and only 55.47% of the Initial Receivables (by percentage of Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

 PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE OFFERED NOTES REMAINING AT VARIOUS
                                ABS PERCENTAGES

                                 Class A-1 Notes                                             Class A-2 Notes
                           ----------------------------                                ---------------------------
Distribution Date          0.0%  1.0%  1.2%  1.5%  2.0%      Distribution Date         0.0%  1.0%  1.2%  1.5%  2.0%
-----------------          ----  ----  ----  ----  ----      -----------------         ----  ----  ----  ----  ----
     Closing Date .......  100   100   100   100   100           Closing Date .......  100   100   100   100   100
         11/15/97 .......   94    90    89    88    86               11/15/97 .......  100   100   100   100   100
         12/15/97 .......   86    78    76    73    69               12/15/97 .......  100   100   100   100   100
          1/15/98 .......   79    66    63    59    52                1/15/98 .......  100   100   100   100   100
          2/15/98 .......   71    54    50    45    35                2/15/98 .......  100   100   100   100   100
          3/15/98 .......   63    42    38    31    19                3/15/98 .......  100   100   100   100   100
          4/15/98 .......   56    30    25    17     3                4/15/98 .......  100   100   100   100   100
          5/15/98 .......   48    19    13     3     0                5/15/98 .......  100   100   100   100    90
          6/15/98 .......   40     7     0     0     0                6/15/98 .......  100   100   100    93    73
          7/15/98 .......   32     0     0     0     0                7/15/98 .......  100    99    91    78    56
          8/15/98 .......   24     0     0     0     0                8/15/98 .......  100    87    78    64    40
          9/15/98 .......   16     0     0     0     0                9/15/98 .......  100    75    65    50    24
         10/15/98 .......    8     0     0     0     0               10/15/98 .......  100    62    52    36     8
         11/15/98 .......    0     0     0     0     0               11/15/98 .......  100    50    39    22     0
         12/15/98 .......    0     0     0     0     0               12/15/98 .......   95    38    27     9     0
          1/15/99 .......    0     0     0     0     0                1/15/99 .......   85    26    14     0     0
          2/15/99 .......    0     0     0     0     0                2/15/99 .......   76    15     2     0     0
          3/15/99 .......    0     0     0     0     0                3/15/99 .......   67     3     0     0     0
          4/15/99 .......    0     0     0     0     0                4/15/99 .......   57     0     0     0     0
          5/15/99 .......    0     0     0     0     0                5/15/99 .......   48     0     0     0     0
          6/15/99 .......    0     0     0     0     0                6/15/99 .......   38     0     0     0     0
          7/15/99 .......    0     0     0     0     0                7/15/99 .......   29     0     0     0     0
          8/15/99 .......    0     0     0     0     0                8/15/99 .......   19     0     0     0     0
          9/15/99 .......    0     0     0     0     0                9/15/99 .......    9     0     0     0     0
         10/15/99 .......    0     0     0     0     0               10/15/99 .......    0     0     0     0     0
         11/15/99 .......    0     0     0     0     0               11/15/99 .......    0     0     0     0     0
         12/15/99 .......    0     0     0     0     0               12/15/99 .......    0     0     0     0     0
          1/15/00 .......    0     0     0     0     0                1/15/00 .......    0     0     0     0     0
          2/15/00 .......    0     0     0     0     0                2/15/00 .......    0     0     0     0     0
          3/15/00 .......    0     0     0     0     0                3/15/00 .......    0     0     0     0     0
          4/15/00 .......    0     0     0     0     0                4/15/00 .......    0     0     0     0     0
          5/15/00 .......    0     0     0     0     0                5/15/00 .......    0     0     0     0     0
          6/15/00 .......    0     0     0     0     0                6/15/00 .......    0     0     0     0     0
          7/15/00 .......    0     0     0     0     0                7/15/00 .......    0     0     0     0     0
          8/15/00 .......    0     0     0     0     0                8/15/00 .......    0     0     0     0     0
          9/15/00 .......    0     0     0     0     0                9/15/00 .......    0     0     0     0     0
         10/15/00 .......    0     0     0     0     0               10/15/00 .......    0     0     0     0     0
         11/15/00 .......    0     0     0     0     0               11/15/00 .......    0     0     0     0     0
         12/15/00 .......    0     0     0     0     0               12/15/00 .......    0     0     0     0     0
          1/15/01 .......    0     0     0     0     0                1/15/00 .......    0     0     0     0     0
          2/15/01 .......    0     0     0     0     0                2/15/01 .......    0     0     0     0     0
          3/15/01 .......    0     0     0     0     0                3/15/01 .......    0     0     0     0     0
          4/15/01 .......    0     0     0     0     0                4/15/01 .......    0     0     0     0     0
          5/15/01 .......    0     0     0     0     0                5/15/01 .......    0     0     0     0     0
          6/15/01 .......    0     0     0     0     0                6/15/01 .......    0     0     0     0     0
          7/15/01 .......    0     0     0     0     0                7/15/01 .......    0     0     0     0     0
          8/15/01 .......    0     0     0     0     0                8/15/01 .......    0     0     0     0     0
          9/15/01 .......    0     0     0     0     0                9/15/01 .......    0     0     0     0     0
         10/15/01 .......    0     0     0     0     0               10/15/01 .......    0     0     0     0     0
         11/05/01 .......    0     0     0     0     0               11/15/01 .......    0     0     0     0     0
         12/15/01 .......    0     0     0     0     0               12/15/01 .......    0     0     0     0     0
          1/15/02 .......    0     0     0     0     0                1/15/02 .......    0     0     0     0     0
          2/15/02 .......    0     0     0     0     0                2/15/02 .......    0     0     0     0     0

PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE OFFERED NOTES REMAINING AT VARIOUS ABS PERCENTAGES

     3/15/02......     0     0     0     0     0             3/15/02......     0     0     0     0     0
     4/15/02......     0     0     0     0     0             4/15/02......     0     0     0     0     0
     5/15/02......     0     0     0     0     0             5/15/02......     0     0     0     0     0
Average Life (years) 0.5   0.3   0.3   0.3   0.2        Average Life (years) 1.5   1.1   1.0   0.9   0.8
to 10% Call                                             to 10% Call

 PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE OFFERED NOTES REMAINING AT VARIOUS
                                ABS PERCENTAGES

                                 Class A-3 Notes                                             Class A-4 Notes
                           ----------------------------                                ---------------------------
Distribution Date          0.0%  1.0%  1.2%  1.5%  2.0%      Distribution Date         0.0%  1.0%  1.2%  1.5%  2.0%
-----------------          ----  ----  ----  ----  ----      -----------------         ----  ----  ----  ----  ----
     Closing Date .......  100   100   100   100   100           Closing Date .......  100   100   100   100   100
         11/15/97 .......  100   100   100   100   100               11/15/97 .......  100   100   100   100   100
         12/15/97 .......  100   100   100   100   100               12/15/97 .......  100   100   100   100   100
          1/15/98 .......  100   100   100   100   100                1/15/98 .......  100   100   100   100   100
          2/15/98 .......  100   100   100   100   100                2/15/98 .......  100   100   100   100   100
          3/15/98 .......  100   100   100   100   100                3/15/98 .......  100   100   100   100   100
          4/15/98 .......  100   100   100   100   100                4/15/98 .......  100   100   100   100   100
          5/15/98 .......  100   100   100   100   100                5/15/98 .......  100   100   100   100   100
          6/15/98 .......  100   100   100   100   100                6/15/98 .......  100   100   100   100   100
          7/15/98 .......  100   100   100   100   100                7/15/98 .......  100   100   100   100   100
          8/15/98 .......  100   100   100   100   100                8/15/98 .......  100   100   100   100   100
          9/15/98 .......  100   100   100   100   100                9/15/98 .......  100   100   100   100   100
         10/15/98 .......  100   100   100   100   100               10/15/98 .......  100   100   100   100   100
         11/15/98 .......  100   100   100   100    95               11/15/98 .......  100   100   100   100   100
         12/15/98 .......  100   100   100   100    84               12/15/98 .......  100   100   100   100   100
          1/15/99 .......  100   100   100    97    74                1/15/99 .......  100   100   100   100   100
          2/15/99 .......  100   100   100    87    64                2/15/99 .......  100   100   100   100   100
          3/15/99 .......  100   100    93    78    54                3/15/99 .......  100   100   100   100   100
          4/15/99 .......  100    94    84    69    44                4/15/99 .......  100   100   100   100   100
          5/15/99 .......  100    86    76    61    34                5/15/99 .......  100   100   100   100   100
          6/15/99 .......  100    78    68    52    25                6/15/99 .......  100   100   100   100   100
          7/15/99 .......  100    70    60    44    16                7/15/99 .......  100   100   100   100   100
          8/15/99 .......  100    62    52    36     8                8/15/99 .......  100   100   100   100   100
          9/15/99 .......  100    55    44    27     0                9/15/99 .......  100   100   100   100    99
         10/15/99 .......  100    47    36    20     0               10/15/99 .......  100   100   100   100    92
         11/15/99 .......   92    40    29    12     0               11/15/99 .......  100   100   100   100    85
         12/15/99 .......   85    32    21     4     0               12/15/99 .......  100   100   100   100    78
          1/15/00 .......   78    25    14     0     0                1/15/00 .......  100   100   100    98    72
          2/15/00 .......   71    18     7     0     0                2/15/00 .......  100   100   100    91    66
          3/15/00 .......   63    11     0     0     0                3/15/00 .......  100   100   100    85    60
          4/15/00 .......   56     4     0     0     0                4/15/00 .......  100   100    94    79    54
          5/15/00 .......   49     0     0     0     0                5/15/00 .......  100    97    88    74    49
          6/15/00 .......   41     0     0     0     0                6/15/00 .......  100    91    82    68    44
          7/15/00 .......   33     0     0     0     0                7/15/00 .......  100    86    77    63    39
          8/15/00 .......   26     0     0     0     0                8/15/00 .......  100    80    71    57    34
          9/15/00 .......   18     0     0     0     0                9/15/00 .......  100    74    66    52     0
         10/15/00 .......   10     0     0     0     0               10/15/00 .......  100    69    60    48     0
         11/15/00 .......    2     0     0     0     0               11/15/00 .......  100    63    55    43     0
         12/15/00 .......    0     0     0     0     0               12/15/00 .......   95    58    50    39     0
          1/15/01 .......    0     0     0     0     0                1/15/00 .......   88    53    46    34     0
          2/15/01 .......    0     0     0     0     0                2/15/01 .......   81    48    41     0     0
          3/15/01 .......    0     0     0     0     0                3/15/01 .......   74    43    36     0     0
          4/15/01 .......    0     0     0     0     0                4/15/01 .......   67    38     0     0     0
          5/15/01 .......    0     0     0     0     0                5/15/01 .......   59    33     0     0     0
          6/15/01 .......    0     0     0     0     0                6/15/01 .......   52     0     0     0     0
          7/15/01 .......    0     0     0     0     0                7/15/01 .......   45     0     0     0     0
          8/15/01 .......    0     0     0     0     0                8/15/01 .......   37     0     0     0     0
          9/15/01 .......    0     0     0     0     0                9/15/01 .......    0     0     0     0     0
         10/15/01 .......    0     0     0     0     0               10/15/01 .......    0     0     0     0     0
         11/05/01 .......    0     0     0     0     0               11/15/01 .......    0     0     0     0     0
         12/15/01 .......    0     0     0     0     0               12/15/01 .......    0     0     0     0     0
          1/15/02 .......    0     0     0     0     0                1/15/02 .......    0     0     0     0     0
          2/15/02 .......    0     0     0     0     0                2/15/02 .......    0     0     0     0     0

PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE OFFERED NOTES REMAINING AT VARIOUS ABS PERCENTAGES

     3/15/02......      0     0     0     0     0         3/15/02......      0     0     0     0     0
     4/15/02......      0     0     0     0     0         4/15/02......      0     0     0     0     0
     5/15/02......      0     0     0     0     0         5/15/02......      0     0     0     0     0
Average Life (years)  2.5   2.0   1.8   1.7   1.4     Average Life (years) 3.6   3.2   3.1   2.9   2.5
to 10% Call                                           to 10% Call

 PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE OFFERED NOTES REMAINING AT VARIOUS
                                ABS PERCENTAGES

                                   Class B Notes
                           ----------------------------
Distribution Date          0.0%  1.0%  1.2%  1.5%  2.0%
-----------------          ----  ----  ----  ----  ----
     Closing Date .......  100   100   100   100   100
         11/15/97 .......  100   100   100   100   100
         12/15/97 .......  100   100   100   100   100
          1/15/98 .......  100   100   100   100   100
          2/15/98 .......  100   100   100   100   100
          3/15/98 .......  100   100   100   100   100
          4/15/98 .......  100   100   100   100   100
          5/15/98 .......  100   100   100   100    76
          6/15/98 .......  100   100   100    76    73
          7/15/98 .......  100    78    76    74    69
          8/15/98 .......  100    75    73    71    66
          9/15/98 .......  100    73    71    68    63
         10/15/98 .......  100    70    68    65    60
         11/15/98 .......   98    68    66    63    57
         12/15/98 .......   77    66    64    60    54
          1/15/99 .......   75    63    61    57    51
          2/15/99 .......   73    61    59    55    48
          3/15/99 .......   71    59    56    52    46
          4/15/99 .......   70    57    54    50    43
          5/15/99 .......   68    55    52    48    40
          6/15/99 .......   66    52    50    45    38
          7/15/99 .......   64    50    47    43    35
          8/15/99 .......   62    48    45    41    33
          9/15/99 .......   60    46    43    39    31
         10/15/99 .......   58    44    41    36    29
         11/15/99 .......   56    42    39    34    26
         12/15/99 .......   54    40    37    32    24
          1/15/00 .......   52    38    35    30    22
          2/15/00 .......   50    36    33    28    20
          3/15/00 .......   48    34    31    26    19
          4/15/00 .......   46    32    29    25    17
          5/15/00 .......   44    30    27    23    15
          6/15/00 .......   42    28    25    21    14
          7/15/00 .......   40    27    24    19    12
          8/15/00 .......   38    25    22    18    11
          9/15/00 .......   36    23    20    16     0
         10/15/00 .......   34    21    19    15     0
         11/15/00 .......   32    20    17    13     0
         12/15/00 .......   29    18    16    12     0
          1/15/01 .......   27    16    14    11     0
          2/15/01 .......   25    15    13     0     0
          3/15/01 .......   23    13    11     0     0
          4/15/01 .......   21    12     0     0     0
          5/15/01 .......   18    10     0     0     0
          6/15/01 .......   16     0     0     0     0
          7/15/01 .......   14     0     0     0     0
          8/15/01 .......   12     0     0     0     0
          9/15/01 .......    0     0     0     0     0
         10/15/01 .......    0     0     0     0     0
         11/15/01 .......    0     0     0     0     0
         12/15/01 .......    0     0     0     0     0
          1/15/02 .......    0     0     0     0     0
          2/15/02 .......    0     0     0     0     0

PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE OFFERED NOTES REMAINING AT VARIOUS ABS PERCENTAGES

     3/15/02.........    0     0     0     0     0
     4/15/02.........    0     0     0     0     0
     5/15/02.........    0     0     0     0     0
Average Life (years)   2.4   1.9   1.8   1.7   1.4
to 10% Call